Exhibit 99.1

Tidewater Reports Fourth Quarter and Year End Results For Fiscal 2017

NEW ORLEANS, LA. June 12, 2017 — Tidewater Inc. (NYSE:TDW) announced today a fourth quarter net loss for the period ended March 31, 2017, of $94.9 million, or $2.01 per common share, on revenues of $160.7 million. For fiscal year ended March 31, 2017, the company’s net loss was $660.1 million, or $14.02 per common share, on revenues of $601.6 million. For the prior fiscal year’s fourth quarter ended March 31, 2016, the company’s net loss was $81.8 million, or $1.74 per common share, on revenues of $184.2 million. For fiscal year ended March 31, 2016, the company’s net loss was $160.2 million, or $3.41 per common share, on revenues of $979.1 million. During fiscal years ended March 31, 2017 and 2016, the company generated net cash from operating activities of $29.8 million and $253.4 million, respectively, and generated net cash in investing activities of $14.9 million and used net cash in investing activities of $135.0 million, respectively.

Included in the net loss for the quarter ended March 31, 2017 were the following:

•	$64.9 million ($64.9 million after-tax, or $1.38 per share) in non-cash asset impairment charges that resulted from impairment reviews undertaken during the March 2017 quarter.
•	$16.8 million ($16.8 million after-tax, or $0.36 per share) of general and administrative expenses related to debt renegotiations.
•	$39.1 million ($31.3 million after-tax and consideration of noncontrolling interests, or $0.67 per share) of revenue related to the early termination of a long-term vessel charter contract.

Included in the net loss for the fiscal year ended March 31, 2017 were the following:

•	$484.7 million ($484.7 million after-tax, or $10.30 per share) in non-cash asset impairment charges that resulted from impairment reviews undertaken throughout fiscal 2017.
•	$29.0 million ($29.0 million after-tax, or $0.62 per share) of general and administrative expenses related to debt renegotiations.
•	$39.1 million ($31.3 million after-tax and consideration of noncontrolling interests, or $0.67 per share) of revenue related to the early termination of a long-term vessel charter contract.

Included in the net loss for the prior fiscal year’s quarter ended March 31, 2016 were the following:

•	$55.5 million ($40.7 million after-tax, or $0.87 per share) in non-cash asset impairment charges that resulted from impairment reviews undertaken during the March 2016 quarter.
•

$8.7 million ($8.7 million after-tax, or $0.18 per share) of foreign exchange losses which is included in Equity in net earnings (losses) of unconsolidated companies and related to our Angola joint venture, Sonatide.

Included in the net loss for the prior fiscal year ended March 31, 2016 were the following:

•	$117.3 million ($98.6 million after-tax, or $2.10 per share) in non-cash asset impairment charges that resulted from impairment reviews undertaken throughout fiscal 2016.
•

$24.1 million ($24.1 million after-tax, or $0.51 per share) of foreign exchange losses which is included in Equity in net earnings (losses) of unconsolidated companies and related to our Angola joint venture, Sonatide.

•	A $7.6 million ($6.3 million after-tax, or $0.13 per share) restructuring charge related to severance and other termination costs resulting from right-sizing efforts during the September 2015 quarter.

Income tax expense largely reflects tax liabilities in certain jurisdictions that levy taxes on bases other than pre-tax profitability (so called “deemed profit” regimes.)

Reorganization and Chapter 11 Proceedings

As previously disclosed, on May 17, 2017, Tidewater and certain of its subsidiaries the (“Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Cases,” and such court, the “Bankruptcy Court”), seeking approval of a prepackaged plan of restructuring (the “Prepackaged Plan”).

On May 19, 2017, the Bankruptcy Court set a combined hearing to consider approval of the Debtors’ disclosure statement and confirmation of the Prepackaged Plan for June 28, 2017. If the Prepackaged Plan is approved by the Bankruptcy Court within the time frame we currently expect, the Prepackaged Plan will likely become effective in July 2017, at which point or shortly thereafter the Debtors would emerge from bankruptcy, however, there can be no assurance that the effectiveness of the Prepackaged Plan will occur on such date, or at all.  Additional details about the restructuring are available on the company’s website, www.tdw.com, and at http://dm.epiq11.com/tidewater, or via the company’s restructuring information line 844-843-0204 (toll free) or 504-597-5543 (international calls). Additional details about the restructuring will also be available in the company’s Form 10-K, which is expected to be filed with the SEC shortly after the issuance of this press release.

Given the pendency of the Bankruptcy Cases, the company will not be hosting an earnings conference call to discuss fiscal 2017 financial results.  However, we expect to resume holding quarterly earnings conference calls following our emergence from bankruptcy.

Tidewater is the leading provider of Offshore Service Vessels (OSVs) to the global energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc.,

Quinn Fanning, Executive Vice President and Chief Financial Officer

713-470-5300

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)

(In thousands, except share and per share data)

	Quarter Ended		Year Ended
	March 31,		March 31,
	2017	2016	2017	2016
Revenues:
Vessel revenues	$156,905	180,048	583,816	955,400
Other operating revenues	3,844	4,126	17,795	23,662
	160,749	184,174	601,611	979,062
Costs and expenses:
Vessel operating costs	80,845	98,146	359,171	561,133
Costs of other operating revenues	2,689	3,187	12,729	18,811
General and administrative	41,727	36,974	145,879	153,811
Vessel operating leases	8,443	8,337	33,766	33,662
Depreciation and amortization	37,592	45,251	167,291	182,309
(Gain) loss on asset dispositions, net	(6,064)	(6,692)	(24,099)	(26,037)
Asset impairments	64,857	55,540	484,727	117,311
Restructuring charge	—	—	—	7,586
	230,089	240,743	1,179,464	1,048,586
Operating loss	(69,340)	(56,569)	(577,853)	(69,524)
Other income (expenses):
Foreign exchange gain (loss)	664	(1,645)	(1,638)	(5,403)
Equity in net earnings (losses) of unconsolidated companies	2,841	(6,511)	5,710	(13,581)
Interest income and other, net	1,588	949	5,193	2,703
Interest and other debt costs, net	(21,008)	(14,011)	(75,026)	(53,752)
	(15,915)	(21,218)	(65,761)	(70,033)
Loss before income taxes	(85,255)	(77,787)	(643,614)	(139,557)
Income tax (benefit) expense	1,717	3,823	6,397	20,819
Net Loss	$(86,972)	(81,610)	(650,011)	(160,376)
Less: Net income (loss) attributable to noncontrolling interests	7,883	177	10,107	(193)
Net loss attributable to Tidewater Inc.	$(94,855)	(81,787)	(660,118)	(160,183)
Basic loss per common share	$(2.01)	(1.74)	(14.02)	(3.41)
Diluted loss per common share	$(2.01)	(1.74)	(14.02)	(3.41)
Weighted average common shares outstanding	47,080,783	46,983,430	47,071,066	46,981,102
Dilutive effect of stock options and restricted stock	—	—	—	—
Adjusted weighted average common shares	47,080,783	46,983,430	47,071,066	46,981,102

TIDEWATER INC.

CONSOLIDATED BALANCE SHEETS

March 31, 2017 and 2016
(In thousands, except share and par value data)
ASSETS	2017	2016
Current assets:
Cash and cash equivalents	$706,404	678,438
Trade and other receivables, less allowance for doubtful accounts of $16,165 in 2017 and $11,450 in 2016	123,262	228,113
Due from affiliate	262,652	338,595
Marine operating supplies	30,560	33,413
Other current assets	18,409	44,755
Total current assets	1,141,287	1,323,314
Investments in, at equity, and advances to unconsolidated companies	45,115	37,502
Net properties and equipment	2,864,762	3,551,291
Other assets	139,535	71,686
Total assets	$4,190,699	4,983,793

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$31,599	49,130
Accrued expenses	78,121	91,611
Due to affiliate	132,857	187,971
Accrued property and liability losses	3,583	3,321
Current portion of long-term debt	2,034,124	2,045,516
Other current liabilities	48,429	74,825
Total current liabilities	2,328,713	2,452,374
Deferred income taxes	46,013	34,841
Accrued property and liability losses	10,209	9,478
Other liabilities and deferred credits	154,705	181,546

Commitments and Contingencies

Equity:
Common stock of $0.10 par value, 125,000,000 shares authorized, issued 47,121,304 shares at March 31, 2017 and 47,067,715 shares at March 31, 2016	4,712	4,707
Additional paid-in capital	165,221	166,604
Retained earnings	1,475,329	2,135,075
Accumulated other comprehensive loss	(10,344)	(6,866)
Total stockholders’ equity	1,634,918	2,299,520
Noncontrolling interests	16,141	6,034
Total equity	1,651,059	2,305,554
Total liabilities and equity	$4,190,699	4,983,793

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(In thousands)

	Quarter Ended		Year Ended
	March 31,		March 31,
	2017	2016	2017	2016
Net loss	$(86,972)	(81,610)	(650,011)	(160,376)
Other comprehensive income (loss):
Unrealized gains (losses) on available for sale securities, net of tax of $61, ($239), $61 and ($239)	(94)	24	113	(443)
Change in loss on derivative contract, net of tax of $823, $77, $823 and $77	1,317	(395)	1,530	143
Change in supplemental executive retirement plan liability, net of tax of ($927), $1,264, ($927) and $1,264	(1,721)	2,347	(1,721)	2,347
Change in pension plan minimum liability, net of tax of $215, $1,093, $215 and $1,093	399	2,029	399	2,029
Change in other benefit plan minimum liability, net of tax of ($2,046), $5,081, ($2,046) and $5,081	(3,799)	9,366	(3,799)	9,436
Total comprehensive loss	$(90,870)	(68,239)	(653,489)	(146,864)

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years Ended March 31, 2017, 2016 and 2015
(In thousands)	2017	2016	2015
Operating activities:
Net loss	$(650,011)	(160,376)	(65,349)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	167,291	182,309	175,204
Provision (benefit) for deferred income taxes	(2,200)	(6,796)	(72,389)
(Gain) loss on asset dispositions, net	(24,099)	(26,037)	(23,796)
Asset impairments	484,727	117,311	14,525
Goodwill impairment	—	—	283,699
Equity in earnings (losses) of unconsolidated companies, net of dividends	(7,613)	28,704	(1,916)
Compensation expense – stock based	3,278	13,219	21,374
Excess tax (benefit) liability on stock options exercised	4,927	1,605	1,784
Changes in assets and liabilities, net:
Trade and other receivables	104,829	71,540	(43,537)
Changes in due to/from affiliate, net	20,829	84,084	108,588
Marine operating supplies	2,285	13,672	6,148
Other current assets	(12,523)	5,976	2,794
Accounts payable	(17,531)	(4,881)	(22,989)
Accrued expenses	(18,687)	(53,143)	(11,435)
Accrued property and liability losses	262	(348)	38
Other current liabilities	(26,658)	(15,578)	118
Other liabilities and deferred credits	(2,657)	231	4,875
Other, net	3,372	1,868	(19,023)
Net cash provided by operating activities	29,821	253,360	358,713
Cash flows from investing activities:
Proceeds from sales of assets	14,797	10,690	8,310
Proceeds from sale/leaseback of assets	—	—	123,950
Additions to properties and equipment	(25,499)	(194,485)	(364,194)
Refunds from cancelled vessel construction contracts	25,565	46,119	—
Other	—	2,680	516
Net cash provided by (used in) investing activities	14,863	(134,996)	(231,418)
Cash flows from financing activities:
Principal payments on long-term debt	(10,069)	(136,843)	(97,823)
Debt borrowings	—	656,338	138,488
Cash dividends	—	(35,388)	(48,834)
Repurchases of common stock	—	—	(99,999)
Other	(6,649)	(2,601)	(918)
Net cash (used in) provided by financing activities	(16,718)	481,506	(109,086)
Net change in cash and cash equivalents	27,966	599,870	18,209
Cash and cash equivalents at beginning of year	678,438	78,568	60,359
Cash and cash equivalents at end of year	$706,404	678,438	78,568
Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$70,687	50,729	49,390
Income taxes	$26,916	51,585	74,310
Supplemental disclosure of noncash investing activities:
Additions to properties and equipment	$5,047	—	2,068

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EQUITY

Years Ended March 31, 2017, 2016 and 2015 (In thousands)	Common stock	Additional paid-in capital	Retained earnings	Accumulated other comprehensive loss	Non controlling interest	Total
Balance at March 31, 2014	$4,973	142,381	2,544,255	(12,225)	5,987	2,685,371
Total comprehensive loss	—	—	(65,190)	(8,153)	(159)	(73,502)
Stock option activity	3	(691)	—	—	—	(688)
Cash dividends declared ($1.00 per share)	—	—	(49,127)	—	—	(49,127)
Retirement of common stock	(284)	—	(99,715)	—	—	(99,999)
Amortization of restricted stock units	17	15,270	—	—	—	15,287
Amortization/cancellation of restricted stock awards	(6)	2,980	—	—	—	2,974
Cash received from noncontrolling interests, net	—	—	—	—	399	399
Balance at March 31, 2015	$4,703	159,940	2,330,223	(20,378)	6,227	2,480,715
Total comprehensive loss	—	—	(160,183)	13,512	(193)	(146,864)
Stock option activity	—	(278)	—	—	—	(278)
Cash dividends declared ($.75 per share)	—	—	(34,965)	—	—	(34,965)
Amortization of restricted stock units	11	6,463	—	—	—	6,474
Amortization/cancellation of restricted stock awards	(7)	479	—	—	—	472
Balance at March 31, 2016	$4,707	166,604	2,135,075	(6,866)	6,034	2,305,554
Total comprehensive loss	—	—	(660,118)	(3,478)	10,107	(653,489)
Stock option activity	—	1,146	—	—	—	1,146
Amortization/cancellation of restricted stock units	5	(2,529)	372	—	—	(2,152)
Balance at March 31, 2017	$4,712	165,221	1,475,329	(10,344)	16,141	1,651,059

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues for the quarters and the years ended March 31, 2017 and 2016 and for the quarter ended December 31, 2016, were as follows:

	Quarter Ended March 31,				Year Ended March 31,				Quarter Ended December 31,
(In thousands)	2017	%	2016	%	2017	%	2016	%	2016	%
Vessel revenues:
Americas	$80,533	51%	63,650	35%	239,843	41%	342,995	36%	45,577	36%
Asia/Pacific	5,951	4%	9,791	6%	25,568	4%	89,045	9%	5,586	4%
Middle East (A)	20,727	13%	24,163	13%	89,050	15%	111,356	12%	20,647	17%
Africa/Europe (A)	49,694	32%	82,444	46%	229,355	40%	412,004	43%	53,310	43%
Total vessel revenues	$156,905	100%	180,048	100%	583,816	100%	955,400	100%	125,120	100%
Vessel operating costs:
Crew costs	$41,829	27%	55,549	31%	190,471	33%	303,219	32%	43,384	35%
Repair and maintenance	17,074	11%	14,280	8%	60,257	10%	94,873	10%	13,214	10%
Insurance and loss reserves	(1,767)	(1%)	(1,230)	(1%)	10,008	2%	8,585	1%	2,142	2%
Fuel, lube and supplies	9,279	6%	10,366	6%	38,009	7%	61,992	6%	7,782	6%
Other	14,430	9%	19,181	11%	60,426	10%	92,464	10%	15,836	13%
Total vessel operating costs	80,845	52%	98,146	55%	359,171	62%	561,133	59%	82,358	66%
Vessel operating margin (B)	$76,060	48%	81,902	45%	224,645	38%	394,267	41%	42,762	34%

Note (A):  At the beginning of fiscal 2017 the company’s operations in the Mediterranean Sea (based in Egypt) were transitioned from the company’s previously disclosed Middle East/North Africa operations and included with the company’s previously disclosed Sub-Saharan Africa/Europe operations as a result of management realignments. As such, the company now discloses these new segments as Middle East and Africa/Europe, respectively. The company’s Americas and Asia/Pacific segments are not affected by this change. The new segment alignment is consistent with the company’s chief operating decision maker’s review of operating results for the purpose of allocating resources and assessing performance. Fiscal 2016 amounts have been recast to conform to the new segment alignment.

Note (B):  The following table reconciles vessel operating margin as presented above to operating profit (loss) for the quarters and the years ended March 31, 2017 and 2016 and for the quarter ended December 31, 2016:

	Quarter Ended March 31,		Year Ended March 31,		Quarter Ended December 31,
(In thousands)	2017	2016	2017	2016	2016
Vessel operating margin	$76,060	81,902	224,645	394,267	42,762
General and administrative expenses - vessel operations	(19,445)	(27,045)	(88,306)	(116,039)	(20,608)
Vessel operating leases	(8,443)	(8,337)	(33,766)	(33,662)	(8,441)
Depreciation and amortization - vessel operations	(36,173)	(42,427)	(160,405)	(170,428)	(39,882)
Vessel operating profit (loss)	$11,999	4,093	(57,832)	74,138	(26,169)

The company’s other operating profit (loss) for the quarters and the years ended March 31, 2017 and 2016 and for the quarter ended December 31, 2016, consists of the following:

	Quarter Ended March 31,		Year Ended March 31,		Quarter Ended December 31,
(In thousands)	2017	2016	2017	2016	2016
Other operating revenues	$3,844	4,126	17,795	23,662	4,095
Costs of other marine revenues	(2,689)	(3,187)	(12,729)	(18,811)	(2,714)
General and administrative expenses - other operating activities	(525)	(947)	(2,184)	(3,694)	(410)
Depreciation and amortization - other operating activities	(855)	(1,436)	(4,430)	(5,721)	(855)
Other operating profit (loss)	$(225)	(1,444)	(1,548)	(4,564)	116

The company’s operating loss and other components of loss before income taxes and the related percentage of total revenues for the quarters and the years ended March 31, 2017 and 2016 and for the quarter ended December 31, 2016, were as follows:

	Quarter Ended				Year Ended				Quarter Ended
	March 31,				March 31,				December 31,
(In thousands)	2017	%	2016	%	2017	%	2016	%	2016	%
Vessel operating profit (loss):
Americas (C) (D)	$30,618	19%	11,026	6%	18,873	3%	52,966	5%	(6,242)	(5%)
Asia/Pacific (C)	(3,358)	(2%)	(5,809)	(3%)	(20,614)	(3%)	(1,687)	(<1%)	(5,586)	(4%)
Middle East	(2,806)	(2%)	2,427	1%	(4,696)	(1%)	7,325	1%	(2,782)	(2%)
Africa/Europe	(12,455)	(8%)	(3,551)	(2%)	(51,395)	(9%)	15,534	2%	(11,559)	(9%)
	11,999	7%	4,093	2%	(57,832)	(10%)	74,138	8%	(26,169)	(20%)
Other operating profit (loss)	(225)	(<1%)	(1,444)	(1%)	(1,548)	(<1%)	(4,564)	(<1%)	116	<1%
	11,774	7%	2,649	1%	(59,380)	(10%)	69,574	8%	(26,053)	(20%)

Corporate general and administrative expenses (E)	(21,757)	(14%)	(8,982)	(5%)	(55,389)	(10%)	(34,078)	(3%)	(13,133)	(10%)
Corporate depreciation	(564)	(<1%)	(1,388)	(1%)	(2,456)	(<1%)	(6,160)	(1%)	(565)	(1%)
Corporate expenses	(22,321)	(14%)	(10,370)	(6%)	(57,845)	(10%)	(40,238)	(4%)	(13,698)	(11%)

Gain (loss) on asset dispositions, net	6,064	3%	6,692	4%	24,099	4%	26,037	3%	6,139	5%
Asset impairments	(64,857)	(40%)	(55,540)	(30%)	(484,727)	(81%)	(117,311)	(12%)	(253,422)	(196%)
Restructuring charge	—	—	—	—	—	—	(7,586)	(1%)	—	—
Operating loss	$(69,340)	(43%)	(56,569)	(31%)	(577,853)	(97%)	(69,524)	(7%)	(287,034)	(222%)
Foreign exchange gain (loss)	664	<1%	(1,645)	(1%)	(1,638)	(<1%)	(5,403)	(1%)	2,970	2%
Equity in net earnings (losses) of unconsolidated companies	2,841	2%	(6,511)	(4%)	5,710	1%	(13,581)	(1%)	1,557	1%
Interest income and other, net	1,588	1%	949	1%	5,193	1%	2,703	<1%	1,437	1%
Interest and other debt costs, net	(21,008)	(13%)	(14,011)	(7%)	(75,026)	(12%)	(53,752)	(5%)	(18,587)	(14%)
Loss before income taxes	$(85,255)	(53%)	(77,787)	(42%)	(643,614)	(107%)	(139,557)	(14%)	(299,657)	(232%)

Note (C):  Americas segment fiscal 2016 figure excludes restructuring charges of $3.6 million. Asia/Pacific segment fiscal 2016 amount excludes restructuring charges of $4.0 million.

Note D):  Americas segment vessel operating profit for fiscal 2017 includes $39.1 million of revenue related to the early cancellation of a long-term vessel charter contract.

Note (E):  Corporate general and administrative expenses in fiscal 2017 include $29 million of costs associated with debt renegotiations.

The company’s revenues, days-based vessel utilization percentages and average day rates by vessel class and in total for the quarters and the years ended March 31, 2017 and 2016 and for the quarter ended December 31, 2016, were as follows:

					Quarter
	Quarter Ended		Year Ended		Ended
	March 31,		March 31,		December 31,
	2017	2016	2017	2016	2016
REVENUE BY VESSEL CLASS (In thousands):
Americas fleet:
Deepwater (F)	$62,831	43,802	171,334	235,522	30,846
Towing-supply	14,738	16,878	56,561	92,768	11,905
Other	2,964	2,970	11,948	14,705	2,826
Total	$80,533	63,650	239,843	342,995	45,577
Asia/Pacific fleet:
Deepwater	$1,138	4,318	7,252	60,853	1,652
Towing-supply	4,813	5,473	18,316	28,192	3,934
Other	—	—	—	—	—
Total	$5,951	9,791	25,568	89,045	5,586
Middle East fleet:
Deepwater	$8,295	5,796	28,274	23,596	6,953
Towing-supply	12,432	18,367	60,776	87,760	13,694
Other	—	—	—	—	—
Total	$20,727	24,163	89,050	111,356	20,647
Africa/Europe fleet:
Deepwater	$23,032	40,260	102,374	205,587	21,748
Towing-supply	22,794	32,823	102,732	153,818	26,087
Other	3,868	9,361	24,249	52,599	5,475
Total	$49,694	82,444	229,355	412,004	53,310
Worldwide fleet:
Deepwater	$95,296	94,176	309,234	525,558	61,199
Towing-supply	54,777	73,541	238,385	362,538	55,620
Other	6,832	12,331	36,197	67,304	8,301
Total	$156,905	180,048	583,816	955,400	125,120

Note (F): Included in Americas fleet deepwater revenue for the fourth quarter is $39.1 million of revenue related to the early cancellation of a long-term vessel charter contract.

					Quarter
	Quarter Ended		Year Ended		Ended
	March 31,		March 31,		December 31,
	2017	2016	2017	2016	2016
UTILIZATION:
Americas fleet:
Deepwater	29.7%	45.6	35.5	61.1	32.1
Towing-supply	41.8	43.6	39.4	53.4	36.4
Other	45.7	59.5	41.2	52.6	37.0
Total	35.2%	46.5	37.4	57.1	34.0
Asia/Pacific fleet:
Deepwater	9.1%	17.4	8.7	40.5	7.7
Towing-supply	34.4	56.3	43.2	67.6	42.5
Other	—	—	—	—	—
Total	24.7%	38.0	28.0	53.6	26.2
Middle East fleet:
Deepwater	79.7%	61.3	72.9	61.5	74.7
Towing-supply	71.4	58.3	64.2	70.8	58.7
Other	—	—	—	—	—
Total	74.2%	58.9	66.4	69.2	62.5
Africa/Europe fleet:
Deepwater	53.6%	57.0	48.8	60.7	42.9
Towing-supply	42.1	56.5	44.7	60.6	47.4
Other	31.0	68.6	40.9	71.8	37.6
Total	42.5%	60.3	44.9	64.2	42.8
Worldwide fleet:
Deepwater	42.6%	47.9	41.0	58.4	37.2
Towing-supply	46.9	53.7	48.2	62.3	47.5
Other	32.8	65.5	40.1	66.7	36.7
Total	42.6%	53.6	43.9	61.7	41.4

					Quarter
	Quarter Ended		Year Ended		Ended
	March 31,		March 31,		December 31,
	2017	2016	2017	2016	2016
AVERAGE VESSEL DAY RATES:
Americas fleet:
Deepwater (G)	$57,311	25,795	31,851	26,755	25,181
Towing-supply	17,816	14,701	16,868	16,372	16,239
Other	9,015	6,056	9,418	7,344	10,384
Total	$35,756	19,077	23,982	20,824	20,436
Asia/Pacific fleet:
Deepwater	$12,641	21,112	18,600	32,467	17,964
Towing-supply	7,640	6,434	6,616	7,336	6,164
Other	—	—	—	—	—
Total	$8,265	9,278	8,096	15,575	7,650
Middle East fleet:
Deepwater	$9,643	14,844	11,265	16,776	10,674
Towing-supply	8,214	11,935	9,316	11,675	8,553
Other	—	—	—	—	—
Total	$8,732	12,524	9,857	12,479	9,167
Africa/Europe fleet:
Deepwater	$11,763	18,064	13,861	21,106	13,262
Towing-supply	13,940	14,519	14,570	15,722	13,917
Other	3,652	3,947	4,277	4,883	4,169
Total	$10,682	12,016	11,407	13,599	11,042
Worldwide fleet:
Deepwater	$23,797	20,827	19,741	24,081	16,961
Towing-supply	11,893	12,683	12,103	13,522	11,476
Other	4,922	4,309	5,217	5,269	5,235
Total	$15,693	13,658	13,802	15,558	12,461

Note (G):  Included in Americas fleet deepwater average day rates for the fourth quarter is $39.1 million or revenue related to early cancellation of a long-term vessel charter contract. Excluding the early cancellation revenue, total Americas fleet deepwater average day rates would have been $21,602 and $24,573 for the fourth quarter and year ended March 31, 2017, respectively.

The company’s actual vessel count at March 31, 2017 and the average number of vessels by class and geographic distribution for the quarters and the years ended March 31, 2017 and 2016 and for the quarter ended December 31, 2016:

	Actual Vessel					Quarter
	Count at	Quarter Ended		Year Ended		Ended
	March 31,	March 31,		March 31,		December 31,
	2017	2017	2016	2017	2016	2016
Americas fleet:
Deepwater	41	41	41	42	39	41
Towing-supply	21	22	29	23	30	22
Other	8	8	9	8	10	8
Total	70	71	79	73	79	71
Less stacked vessels	34	34	29	33	18	35
Active vessels	36	37	50	40	61	36
Asia/Pacific fleet:
Deepwater	11	11	13	12	13	13
Towing-supply	21	20	16	18	15	16
Other	1	1	1	1	1	1
Total	33	32	30	31	29	30
Less stacked vessels	23	24	13	21	9	22
Active vessels	10	8	17	10	20	8
Middle East fleet:
Deepwater	12	12	7	9	6	9
Towing-supply	23	24	29	28	29	30
Other	—	—	—	—	—	—
Total	35	36	36	37	35	39
Less stacked vessels	2	—	5	5	3	8
Active vessels	33	36	31	32	32	31
Africa/Europe fleet:
Deepwater	40	41	43	42	44	42
Towing-supply	44	43	44	43	44	43
Other	38	38	38	38	41	38
Total	122	122	125	123	129	123
Less stacked vessel	52	54	26	45	20	50
Active vessels	70	68	99	78	109	73
Active owned or chartered vessels	149	149	197	160	222	148
Stacked vessels	111	112	73	104	50	115
Total owned or chartered vessels	260	261	270	264	272	263
Joint-venture and other	8	8	9	8	9	8
Total	268	269	279	272	281	271

Note (H):  Included in total owned or chartered vessels at March 31, 2017 and 2016 and at December 31, 2016, were 111, 77 and 116 vessels, respectively, that were stacked by the company. These vessels were considered to be in service and are included in the calculation of our utilization statistics.

The table below summarizes the various commitments to acquire and construct new vessels, by vessel type, as of March 31, 2017:

(In thousands, except vessel count)	Number of Vessels	Total Cost	Invested Through 3/31/17	Remaining Balance 3/31/17
Vessels under construction (J):
Deepwater PSVs (I)	2	$110,022	77,054	32,968
Total vessel commitments	2	$110,022	77,054	32,968

Note (I):  In April 2017, the company entered into a novation agreement and assigned the construction contract related to one of the vessels under construction to a third party for net consideration of $5.3 million thus relieving the company of future payments of $27.2 million.

Note (J):  Two remaining option vessels, a vessel rejected at the time of delivery and a fast supply boat are not included in the table above. The company has approximately $33 million in unfunded capital commitments associated with two vessels under construction at March 31, 2017 ($5.8 million, net of amounts relieved as a result of a novation agreement executed in April 2017).